                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    BRITE VOICE SYSTEMS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                           BRITE VOICE SYSTEMS, INC.
                          7309 EAST 21ST STREET NORTH
                           WICHITA, KANSAS 67206-1083

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 14, 1996

                             ---------------------

To Our Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Brite Voice Systems, Inc. will be held at the Company's corporate headquarters, 7309 East 21st Street North, Wichita, Kansas, on Tuesday, May 14, 1996, at 9:30 a.m., for the following purposes:

    1. To elect a Board of Directors (seven members) to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified;

    2. To approve and adopt the Amended and Restated 1990 Non-Employee Director Stock Option Plan;

    3.  To   approve  and  ratify  the   appointment  of  Arthur  Andersen  LLP,
        independent public accountants, as auditors for the current fiscal year; and

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The   enclosed  Proxy  Statement  includes  information  relating  to  these proposals.

    All stockholders of record as of the close of business on March 29, 1996, are entitled either to attend and vote in person any shares held by them or to attend and vote by proxy any shares held by them. A majority of the outstanding shares of the Company is required for a quorum.

    The Board of Directors and management sincerely desire your presence at the meeting. However, so that we may be sure that your vote will be included, please sign and return the enclosed proxy promptly. If you attend the meeting, you may revoke your proxy and vote in person.

                                          By Order of the Board of Directors

                                                 [SIGNATURE]

                                          Glenn A. Etherington
                                               SECRETARY
April 12, 1996

                                    IMPORTANT
 PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE. THE PROXY MAY BE REVOKED BY YOU AND THE SUBMISSION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           BRITE VOICE SYSTEMS, INC.
                          7309 EAST 21ST STREET NORTH
                           WICHITA, KANSAS 67206-1083

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 14, 1996

                             ---------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

    This Proxy Statement is furnished by the Board of Directors of Brite Voice Systems, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held May 14, 1996, at the Company's corporate headquarters, 7309 East 21st Street North, Wichita, Kansas, and at any adjournment thereof. The shares represented by the form of proxy enclosed herewith will be voted in accordance with the specifications noted thereon. If no choice is specified, said shares will be voted in favor of the proposals set forth in the attached notice. The proxy also confers discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting and other matters which may properly come before the meeting. There are no rights of appraisal or similar rights of dissenters with respect to any of the matters proposed to be considered at the meeting. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is April 12, 1996.

    A stockholder who has given a proxy may revoke it as to any motion on which a vote has not already been passed by signing a proxy bearing a later date or by a written notice delivered to the Secretary of the Company at the office of the Company, at any time up to the meeting or any adjournment thereof, or delivered to the Chairman of the meeting on the day of the meeting or any adjournment thereof. A stockholder may appoint a person, other than the Board of Directors' nominees, to represent him at the meeting. This right may be exercised by the insertion of said person's name in the blank space provided and by striking out the names of the Board of Directors' nominees, or by the submission of a similar form of proxy.

    The cost of solicitation of these proxies will be paid by the Company, including reimbursements paid to brokerage firms and other custodians, nominees and fiduciaries for reasonable costs incurred in forwarding the proxy material to, and solicitation of proxies from, the beneficial owners of shares held of record by such persons. The Company has not engaged any person to solicit proxies in connection with the meeting.

                               VOTING AT MEETING

    Only stockholders of record on the books of the Company at the close of business on March 29, 1996, the record date established for the Annual Meeting, will be entitled to vote at the meeting. On March 29, 1996, there were 11,713,921 shares of Common Stock outstanding and no other voting securities. Stockholders of the Company have the right to cumulate votes in the election of Directors (i.e., each stockholder is entitled to as many votes as equals the number of shares of stock held by him or her on the record date, multiplied by the number of Directors to be elected, and such votes may all be cast for a single candidate, or may be distributed among several or all of the candidates, as the stockholder sees fit). On all other matters, all stockholders are entitled to one vote per share. Directors are elected by a plurality vote. All other proposals will be determined by a vote of a majority of the shares present in person or represented by proxy and voting on such matters.

    Shares represented by proxies containing abstentions, or indicating broker non-votes, will be considered as present at the meeting for purposes of determining the presence of a quorum. However, abstentions and broker non-votes will not otherwise be counted on any matters.

                             COMMON STOCK OWNERSHIP

    The following table sets forth certain information, furnished by the persons named below, concerning beneficial ownership of the Company's Common Stock as of March 29, 1996 (except as otherwise indicated) by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each Director and nominee for Director of the Company; (iii) each of the executive officers named in the table under the heading "Compensation of Directors and Executive Officers -- Summary Compensation Table"; and (iv) all Directors and officers of the Company as a group.

                                                                             NUMBER OF SHARES
                                                                               BENEFICIALLY     PERCENT OF
NAME                                                                            OWNED (1)       CLASS (2)
- ---------------------------------------------------------------------------  ----------------   ----------
Stanley G. Brannan ........................................................    1,447,562(3)        12.3%
 7309 East 21st Street North
 Wichita, Kansas 67206
Alan C. Maltz .............................................................    1,305,106(4)        11.1%
 50 Broad Street
 20th Floor
 New York, New York 10004
FMR Corp., ................................................................      650,500(5)         5.6%
 Fidelity Management & Research Co.,
 Edward C. Johnson 3d, and
 Abigail P. Johnson
 82 Devonshire Street
 Boston, Massachusetts 02109
Perry E. Esping............................................................      445,000            3.8%
Glenn A. Etherington.......................................................       68,517           *
Leon A. Ferber.............................................................      137,500            1.2%
C. MacKay Ganson, Jr.......................................................       29,862(6)        *
David S. Gergacz...........................................................        5,000           *
David F. Hemmings..........................................................      146,000(7)         1.2%
John F. Kelsey, III........................................................        7,833           *
Scott A. Maltz.............................................................      472,621            4.0%
Donald R. Walsh............................................................       44,499           *
All Directors and Executive Officers as a Group (11 persons)...............    4,109,500           34.1%

- ------------------------
*   Less than 1% of the outstanding Common Stock

(1) Except as otherwise indicated, the listed beneficial owner has sole voting and investment power with respect to such shares.

(2) In calculating the percentages shown, as required by the proxy solicitation rules of the Securities and Exchange Commission, the number of shares owned by the named individuals includes the shares they had the right to purchase within 60 days of March 29, 1996 upon exercise of stock options. The options held by the named individuals and the group are: Stanley G. Brannan --

    25,000; Perry E. Esping -- 10,000; Glenn A. Etherington -- 67,222; Leon A. Ferber -- 12,500; C. MacKay Ganson, Jr. -- 9,000; David S. Gergacz -- 5,000; David F. Hemmings -- 145,000; John F. Kelsey, III -- 5,000; Donald R. Walsh -- 43,750; and the group -- 322,472.

(3) Includes 25,000 shares owned by Mr. Brannan's wife. Also includes 6,000 shares held in trust for the benefit of Mr. Brannan's children, beneficial ownership of which is disclaimed by Mr. Brannan.

(4) Includes 80,000 shares held by Mr. Maltz as custodian for his two minor daughters, beneficial ownership of which is disclaimed by Mr. Maltz.

(5) Fidelity Management & Research Co. is a wholly owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Edward C. Johnson, 3d is Chairman of FMR Corp. and Abigail Johnson is a director of FMR Corp. The information is derived from a
    Schedule 13G jointly filed with the Commission by the reporting persons. The number of shares owned is as of December 31, 1995. The percentage amount is calculated as of March 29, 1996.

(6) Includes 4,300 shares held by Tucker Anthony & R.L. Day, Inc. for the benefit of the C. MacKay Ganson, Jr. SEP IRA. Also includes 3,081 shares held by the CMG Trust u/d/t 12/19/68 for the benefit of Carol Ganson, as to which Mr. Ganson is trustee.

(7) Includes 1,000 shares owned by Mr. Hemmings' son, beneficial ownership of which is disclaimed by Mr. Hemmings.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. On the basis of reports and representations submitted by the Directors and executive officers of the Company, all Forms 3, 4 and 5 showing ownership of, and changes of ownership in, the Company's Common Stock during 1995, were timely filed with the Securities and Exchange Commission, except that David F. Hemmings was late in the filing of a Form 4 report.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

    Pursuant to the Company's Bylaws, the Board of Directors has fixed the number of Directors at seven and approved the slate of nominees identified below. If any individual nominated for election as a Director is not available at the time of the Annual Meeting to serve as a Director if so elected, proxies cast on behalf of that nominee may be voted for the remaining nominees and for a substitute nominee designated by the proxy holders or the current Board of Directors. The Company expects all nominees to be available to serve if elected as Directors. The nominees, and certain information with respect to each of them, are as follows:

               NAME                     AGE                      POSITION WITH COMPANY                   DIRECTOR SINCE
- ----------------------------------      ---      -----------------------------------------------------  ----------------
Stanley G. Brannan                          46   Chairman of the Board and President                        October 1984
Perry E. Esping (1)                         61   Director                                                       May 1990
C. MacKay Ganson, Jr. (1)(2)                56   Director                                                    August 1993
David S. Gergacz (1)                        47   Director                                                       May 1994
John F. Kelsey, III (1)(2)                  49   Director                                                       May 1994
Alan C. Maltz                               45   Executive Vice President and Director                       August 1995
Scott A. Maltz                              38   Vice President and Director                                 August 1995

- ------------------------
(1) Member of Compensation Committee

(2) Member of Audit Committee

    STANLEY G. BRANNAN is Brite's founder and has been President, Chief Executive Officer and Chairman of the Board since its inception. Prior to founding the Company, Mr. Brannan founded Mycro-Tek, Inc., a company specializing in the manufacture of microprocessor-based products used in electronic newsroom systems and television character generators. When Mycro-Tek was acquired by Allied Corporation in 1980, Mr. Brannan was employed by Allied and eventually became president of the company's Merganthaler USA Division.

    PERRY E. ESPING has served as President, Chief Executive Officer and Director of Business Records Corporation, a publicly held corporation headquartered in Dallas, Texas, since 1988. Business Records Corporation provides services to county governments and manufactures election products. In 1971, Mr. Esping founded First Data Resources, Inc. and served as its Chairman and Chief Executive Officer until January 1988. After American Express acquired First Data Resources, Mr. Esping also served as President of American Express' Data Based Services Group USA from 1986 until 1988. Mr. Esping is a director of Computer Management Services, Inc.

    C. MACKAY GANSON, JR. is a partner of Ganson & Company Fiduciary Services, formerly Taylor, Ganson & Perin Fiduciary Services, a small, privately-held firm providing fiduciary and trust services for individuals. Prior to 1982, Mr. Ganson was Vice President with Bank of Boston's venture capital affiliate. Mr. Ganson is active in venture capital investing and serves as a director of several privately-held companies. He became a Director of the Company in 1993, having served as a director of Perception Technology Corporation since 1982.

    DAVID S. GERGACZ was elected President and Chief Executive Officer of Cincinnati Bell Telephone and Executive Vice President of Cincinnati Bell, Inc., in August 1995. From March 1993 to August 1995, Mr. Gergacz was President, Chief Executive Officer and a director of Rogers Cantel, Inc., the wireless communications company providing cellular voice, data and messaging services throughout Canada. From July 1991 to February 1993, Mr. Gergacz was Chief Executive Officer of Boston Technology, Inc., a leading manufacturer of computer products designed to enhance services of telephone companies around the world. As a founder of Sprint Corporation, Mr. Gergacz was primarily responsible for developing the first global fiber optic network. From 1986 until 1991, Mr. Gergacz held a number of management positions with Sprint and, as President of the Network Systems Division, led Sprint in winning the Federal Telecommunications System contract. Mr. Gergacz is a director of Micrografx, Inc.

    JOHN F. KELSEY, III has been President and sole stockholder of The Kelsey Group, Inc. since 1986. The Kelsey Group serves as a consultant to directory and newspaper publishers, telephone companies, industry suppliers and entrepreneurs in identifying opportunities in, and developing products for, the electronic publishing market. The Kelsey Group also publishes industry-specific analytical studies on emerging technologies, including THE KELSEY
REPORT-Registered Trademark-, distributed to subscribing industry clients, and regularly sponsors conferences for Yellow Pages and newspaper publishers. Mr. Kelsey has been involved in the electronic information services industry since 1978 when, as District Manager at AT&T, he was responsible for strategic planning of interactive services. Mr. Kelsey also held several positions with Dow Jones & Company beginning in 1980.

    ALAN C. MALTZ became Executive Vice President and a Director of the Company upon the Company's acquisition of Telecom Services Limited (U.S.) Inc., Telecom Services Limited (West), Inc. ("TSL (West)"), TSL Software Services, Inc., and TSL Management Group, Inc. (collectively the "TSL Companies"). Mr. Maltz served as Vice President and a director of TSL (West) and as President and a director of each of the other TSL Companies since their incorporation at various times between July 1986 and December 1992. Prior to co-founding the TSL Companies, Mr. Maltz was Vice President of Telecommunications Systems at Bankers Trust Company where he managed the engineering, design and operation of all global telecommunications systems since 1974. Prior to his employment by Bankers Trust Company, Mr. Maltz was employed as a project engineer by Western Union and New York Telephone Company.

    SCOTT A. MALTZ became Vice President and a Director of the Company upon the Company's acquisition of the TSL Companies in 1995. Mr. Maltz was a co-founder and President of TSL (West) since its formation in 1989. Prior to his association with TSL (West), Mr. Maltz was employed by Bain & Company, a management consulting firm where he consulted clients in the telecommunications, financial services and personal computer industries.

    Under the terms of the Agreement and Plan of Reorganization and Merger relating to the Company's acquisition of the TSL Companies, those persons who were the stockholders of the TSL Companies have the right to designate two persons to be nominated for election to the Company's Board of Directors during the period that they collectively own at least 20% of the issued and outstanding shares of Common Stock. At such time as their collective ownership is less than 20% of the issued and outstanding shares of Common Stock, and until their collective ownership is less than 10% of the issued and outstanding shares of Common Stock, such persons have the right to designate one person to be nominated for election to the Company's Board of Directors. Alan C. Maltz and Scott A. Maltz were originally designated as nominees to the Company's Board of Directors in August 1995 following consummation of the merger. Alan C. Maltz and Scott A. Maltz are brothers.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held five meetings during 1995.

    The  Company's  Audit  Committee  recommends  selection  of  the   Company's
independent auditors, reviews the scope and results of the audit, makes inquiries as to the adequacy of the Company's accounting, financial and operating controls, and reports findings and recommendations to the Board. During 1995, this Committee met on two occasions.

    The Company's Compensation Committee determines the cash compensation for all Board-elected officers of the Company and determines the recipients and amounts of stock option grants. During 1995, this Committee met on one occasion.

    The Company has no standing nominating committee.

    During 1995, no Director attended less than 75% of the aggregate of all meetings of the Board of Directors and the Committees, if any, on which such Director served and which were held during the period that such person served on the Board or such Committee.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

    Directors of the Company who are not officers currently receive $1,000 for each Board meeting personally attended, $250 for each conference telephone call Board meeting attended and an annual fee of $5,500. Each Director also receives $500 for each Committee meeting attended which is held other than in conjunction with a regularly scheduled Board meeting. Directors are also reimbursed for expenses incurred in attending such meetings.

EXECUTIVE COMPENSATION

    The following Summary Compensation Table shows the cash and other compensation paid or to be paid by the Company and its subsidiaries to the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company (the "Named Executive Officers") for the fiscal years ended December 31, 1995, 1994 and 1993.

                           SUMMARY COMPENSATION TABLE

                                                                         ANNUAL           LONG-TERM
                                                                      COMPENSATION      COMPENSATION
                                                                  --------------------  -------------    ALL OTHER
                                                                   SALARY                  AWARDS       COMPENSATION
NAME AND PRINCIPAL POSITION                              YEAR        ($)     BONUS ($)   OPTIONS (#)        ($)
- -----------------------------------------------------  ---------  ---------  ---------  -------------  --------------
Stanley G. Brannan ..................................       1995    200,000     54,400       100,000        3,169(1)
 Chairman of the Board                                      1994    159,250     78,000           -0-        2,718(2)
 and President                                              1993    141,000     56,772           -0-        4,275(3)
Glenn A. Etherington ................................       1995    158,462     34,000           295        6,769(1)
 Chief Financial                                            1994    123,475     37,000           -0-       41,429(2)
 Officer and Secretary                                      1993     95,475     18,709        60,000        3,006(3)
Leon A. Ferber ......................................       1995    150,001     30,600        50,000        2,767(1)
 Executive Vice                                             1994    150,001     49,000           -0-        2,718(2)
 President                                                  1993    151,925     13,386           -0-          -0-
David F. Hemmings ...................................       1995    160,000     40,800           -0-       41,455(1)
 Executive Vice                                             1994    150,000     83,000           -0-        2,718(2)
 President                                                  1993     97,211     35,695       150,000          -0-
Donald R. Walsh .....................................       1995    160,000     40,800         1,000        5,469(1)
 Executive Vice                                             1994    131,667     63,000           -0-        4,504(2)
 President                                                  1993    123,550     47,310        70,000        4,906(3)

- ------------------------

(1) Includes (a) matching contributions under the Company's 401(k) Plan in the amounts of $2,647 on behalf of Mr. Ferber, and $3,049 on behalf of each of Messrs. Brannan, Etherington, Hemmings and Walsh; (b) term life insurance premiums in the amounts of $2,420 on behalf of Mr. Walsh, and $120 on behalf of each of Messrs. Brannan, Etherington, Ferber and Hemmings; (c) an automobile allowance of $3,600 paid to Mr. Etherington; and (d) relocation expense reimbursements to Mr. Hemmings of $38,286 which amount includes estimated income tax expense of $6,500.

(2) Includes (a) matching contributions under the Company's 401(k) plan in the amounts of $2,036 on behalf of Mr. Walsh and $2,550 on behalf of each of Messrs. Brannan, Hemmings, Ferber and Etherington; (b) term life insurance premiums in the amounts of $2,468 on behalf of Mr. Walsh and $168 on behalf of each of Messrs. Brannan, Hemmings, Ferber and Etherington, and (c) relocation expense reimbursements to Mr. Etherington of $38,711, which amount includes estimated income tax expense of $10,704.

(3) Represents amounts paid as matching contributions under the Company's 401(k) plan and a $1,507 term life insurance premium paid on behalf of Mr. Walsh.

    The following table sets forth information concerning options to purchase Common Stock granted during 1994 to the Named Executive Officers. The potential realizable value amounts shown below represent values that might be realized upon exercise immediately prior to the expiration of the term of the options using 0%, 5% and 10% appreciation rates set by the Securities and Exchange Commission, compounded annually, and therefore are not intended to forecast possible future appreciation, if any, of the price of the Company's Common Stock.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       % OF TOTAL                                           POTENTIAL REALIZABLE VALUE AT
                                         OPTIONS                   MARKET                   ASSUMED ANNUAL RATES OF STOCK
                                       GRANTED TO                   PRICE                  PURCHASE PRICE APPRECIATION FOR
                                        EMPLOYEES    EXERCISE        ON                              OPTION TERM
                            OPTIONS     IN FISCAL      PRICE       DATE OF    EXPIRATION   --------------------------------
NAME                      GRANTED(#)      YEAR        ($/SH)        GRANT        DATE       0% ($)     5% ($)     10% ($)
- ------------------------  -----------  -----------  -----------  -----------  -----------  ---------  ---------  ----------
Stanley G. Brannan......   100,000(1)       21.40%   $   20.00    $   20.00     02/01/05   $     -0-  $ 552,600  $1,221,000
Glenn A. Etherington....       156(2)        0.03%   $   14.98    $   17.62     06/30/95   $     412  $     550  $      687
                               139(3)        0.03%   $   11.79    $   13.87     12/31/95   $     289  $     386  $      482
Leon A. Ferber..........    50,000(4)       10.70%   $   20.00    $   20.00     02/01/05   $     -0-  $ 276,300  $  610,500
Donald R. Walsh.........       500(2)        0.11%   $   14.98    $   17.62     06/30/95   $   1,322  $   1,762  $    2,203
                               500(3)        0.11%   $   11.79    $   13.87     12/31/95   $   1,041  $   1,387  $    1,734

- ------------------------------
(1) Granted under 1994 Stock Option Plan and first exercisable as to 25,000 shares on February 1, 1996, 25,000 shares on February 1, 1997, 25,000 shares on February 1, 1998, and 25,000 shares on February 1, 1999.

(2) Granted under Employee Stock Purchase Plan and deemed exercised on June 30, 1995, for the exercise price of $14.98 per share, which is equal to 85% of the lower of the fair market value of the Common Stock on January 1, 1995, or June 30, 1995.

(3) Granted under Employee Stock Purchase Plan and deemed exercised on December 31, 1995, for the exercise price of $11.79 per share, which is equal to 85% of the lower of the fair market value of the Common Stock on July 1, 1995, or December 31, 1995.

(4) Granted under 1994 Stock Option Plan and first exercisable as to 12,500 shares on February 1, 1996, 12,500 shares on February 1, 1997, 12,500 shares on February 1, 1998, and 12,500 shares on February 1, 1999.

    The following table sets forth, for each of the Named Executive Officers, information concerning each exercise of options to purchase Common Stock during the year ended December 31, 1995 and the fiscal year-end value of unexercised options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                               VALUE OF UNEXERCISED
                                                                     NUMBER OF SECURITIES      IN-THE-MONEY OPTIONS
                                                                    UNDERLYING UNEXERCISED    AT FISCAL YEAR-END ($)
                                       SHARES                     OPTIONS AT FISCAL YEAR-END  ----------------------
                                     ACQUIRED ON      VALUE       --------------------------       EXERCISABLE/
NAME                                  EXERCISE     REALIZED ($)   EXERCISABLE/UNEXERCISABLE       UNEXERCISABLE
- -----------------------------------  -----------   ------------   --------------------------  ----------------------
Stanley G. Brannan.................         0             0               0/100,000                    0/0
Glenn A. Etherington...............       295           701             49,722/47,500            277,082/201,875
Leon A. Ferber.....................         0             0                0/50,000                    0/0
David F. Hemmings..................         0             0             80,000/70,000            617,500/545,000
Donald R. Walsh....................     1,000         2,363             23,750/55,000            140,313/233,750

              EMPLOYMENT AGREEMENT; CHANGE IN CONTROL ARRANGEMENTS

    David F. Hemmings is serving as Executive Vice President of the Company under an Employment Agreement dated September 8, 1993 (hereinafter the "Agreement"). The Agreement provides for a base salary and participation in the Company's executive incentive compensation program. The Agreement also provides for benefits generally provided to other Company executives. The Agreement is terminable by either party on two weeks' notice. If the Agreement is terminated by the Company for cause, Mr. Hemmings is not entitled to any severance pay or other benefits. If the Agreement is terminated other than for cause, Mr. Hemmings will receive a severance payment equal to one week of his then current base salary for each six months of employment, but in no event less than 13 weeks of such base salary.

    Certain of the Company's executive officers have been granted options under both the Company's 1984 Incentive Stock Option Plan and the Company's 1994 Stock Option Plan. Under the 1984 Incentive Stock Option Plan, in the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, or a change of ownership involving the transfer of in excess of 50% of the then outstanding Common Stock to a corporation or other entity, person or group of affiliated persons (hereafter "a Transaction"), holders of options will have the right, immediately prior to consummation of the Transaction, to exercise all options granted thereunder without regard to the vesting provisions contained in the applicable option agreements. The 1994 Stock Option Plan contains a similar provision, except that the Board of Directors may, in its sole discretion, determine that such immediate vesting of the right to exercise outstanding options is not in the best interests of the Company, in which event the successor corporation would be required to agree to assume the outstanding options or substitute therefor comparable options of such successor corporation.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    During 1995, Perry E. Esping, C. MacKay Ganson, Jr., David S. Gergacz and John F. Kelsey, III, all of whom were independent, non-employee directors of the Company, composed the Compensation Committee of the Company's Board of Directors. None of them was, during the past fiscal year, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or of any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Company served as a member of the compensation committee (or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company. Stanley G. Brannan, President of the Company, has participated in the Compensation Committee's deliberations concerning executive compensation, other than deliberations concerning his own compensation.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Company (the "Committee") determines the Company's executive compensation policies and sets specific executive salaries. The Committee is composed of the non-employee directors of the Company, Perry E. Esping, C. MacKay Ganson, Jr., David S. Gergacz and John F. Kelsey, III.

    The Company's executive compensation program is designed to attract, retain and motivate executive officers who are believed to have the abilities necessary for the long-term success of the Company. This program consists of a base salary, incentive compensation based upon the achievement of certain specified revenue and operating profit goals, and stock options.

    Stanley G. Brannan, President of the Company, participates in deliberations regarding the compensation of other executive officers, but does not participate in determining his own compensation. Mr. Brannan makes recommendations to the Committee on the incentive compensation program to be followed by the Company, as well as specific compensation levels for each executive officer. After evaluating these recommendations, the Committee recommends programs and pay levels to the full Board for approval. In making its recommendations to the Board, the Committee considers such factors as the salaries of executive officers in similar positions with comparably sized companies, primarily within the Company's industry; survey data obtained from various sources; the experience and contribution levels of each executive officer; and the Company's financial performance during the last fiscal year. Mr. Brannan's compensation is set in accordance with the policies and practices established for the other executive officers of the Company.

    Under the Company's executive incentive compensation plan for 1995, executive officers were entitled to receive bonuses based upon the achievement by the Company of certain revenue and operating income targets established by the Board of Directors at the commencement of the year. Each executive was assigned a target bonus based upon achieving on-plan performance. Target bonuses ranged from 30% to 40% of base salary depending upon each executive's experience, contribution and job responsibilities. In computing executive bonuses, a formula was used to determine the percentage of incentive compensation earned by each executive. Under the formula, operating income is weighted three times as heavily as revenue attainment. Below specified levels of operating income, no bonus is earned. The formula in place for 1995 contained a provision for the adjustment of the revenue and operating income targets in the event that the Company consummated any acquisitions during the year. Accordingly, such targets were adjusted as a result of the consummation of mergers in March and August 1995.

    The Committee also grants stock options to executive officers in order to provide long-term incentives to the executives and to align the executives with the goal of maximizing stockholder value over time. Stock options are generally granted at fair market value, with vesting occurring at various dates. Grant ranges have been established for the executives based upon the practices of comparably-sized companies in the Company's and related industries. Individual grants may vary within the range to reflect individual performance and potential. During 1995, stock options covering 100,000 shares and 50,000 shares were granted to Mr. Brannan and Mr. Ferber respectively. The Board believes that the actions taken on these options were consistent with the Board's intent of providing both meaningful incentives to the Company's executives and appropriate recognition for outstanding performance.

                             COMPENSATION COMMITTEE
                                Perry E. Esping
                             C. MacKay Ganson, Jr.
                                David S. Gergacz
                              John F. Kelsey, III

                              COMPANY PERFORMANCE

    Set forth below is a line graph comparing the cumulative total return to holders of the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index, and the Standard & Poor's High Technology Composite Index for the period of five fiscal years commencing December 31, 1990 and ended December 31, 1995. Total return is based on an assumed investment of $100 on December 31, 1990 and reinvestment of dividends through December 31, 1995. In the previous year, the total return on the Company's Common Stock was compared against the Standard & Poor's 500 Stock Index and a peer group index of seven stocks. The Company changed measures under the belief that the Standard & Poor's High Technology Composite Index better reflects the Company's peers, given business developments in the current fiscal year. Over the five-year period, the Company's previously-selected peer group outperformed the Standard & Poor's High Technology Composite Index.

     VALUE OF $100 INVESTED ON DECEMBER 31, 1990 WITH DIVIDENDS REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            BRITE VOICE                           STANDARD & POOR'S HIGH
           SYSTEMS, INC.  STANDARD & POOR'S 500       TECH COMPOSITE
1990                 100                     100                      100
1991              154.84                  130.47                   114.08
1992               70.97                  140.41                   118.79
1993              274.19                  154.56                   146.13
1994              461.29                   156.6                   170.31
1995              358.06                  215.45                   245.32

                                                       1990       1991       1992       1993       1994       1995
                                                     ---------  ---------  ---------  ---------  ---------  ---------
Brite Voice Systems, Inc...........................     100.00     154.84      70.97     274.19     461.29     358.06
Standard & Poor's 500..............................     100.00     130.47     140.41     154.56     156.60     215.45
Standard & Poor's High Tech Composite..............     100.00     114.08     118.79     146.13     170.31     245.32

                                 PROPOSAL NO. 2
         PROPOSAL TO APPROVE THE AMENDED AND RESTATED 1990 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

    On February 6, 1990, the Board of Directors adopted the 1990 Non-Employee Director Stock Option Plan (the "Director Plan"), and the stockholders approved the Director Plan on May 8, 1990. A total of 60,000 shares of Common Stock could be issued under the Director Plan. The Director Plan provided for the grant of an option to purchase 10,000 shares of the Company's Common Stock to each director who is neither an officer nor other salaried employee of the Company (a "Non-Employee Director"), and each such option would vest ratably over a four year period. On January 18, 1996, the Board of Directors approved certain amendments to the Director Plan, all of which are set forth in the Amended and Restated 1990 Non-Employee Director Stock Option Plan (the "Amended Plan"). The Amended Plan provides for the grant of an option to purchase 4,500 shares of the Company's Common Stock to each Non-Employee Director on the date of approval of the Amended Plan by the stockholders and, subsequently, on each date of election of a Non-Employee Director to the Board of Directors. Each option granted under the Amended Plan will vest in the grantee and become exercisable cumulatively as to one third of the shares of Common Stock subject thereto on each of the first, second and third anniversaries of the grant date. In addition, the Amended Plan increases the number of shares issuable thereunder from 60,000 to 150,000 shares, the maximum number of shares expected to be optioned prior to the termination of the Amended Plan in May 2000. If the Company's stockholders elect the nominees for director described herein, and approve the Amended Plan on May 14, 1996, each of Messrs. Esping, Ganson, Gergacz and Kelsey will be granted an option to purchase 4,500 shares of the Company's Common Stock at the fair market value on such date. On March 29, 1996, the fair market value of the Company's common stock was $18.50 per share.

PURPOSE OF THE AMENDED PLAN

    The Amended Plan is intended to promote the interests of the Company by enhancing its ability to attract and retain the services of qualified persons who are neither officers nor other salaried employees of the Company to serve as members of the Board of Directors and to provide such persons an opportunity to acquire or increase their proprietary interests in the Company. The Company believes that the opportunity to acquire shares of Common Stock under the Amended Plan will create a stronger incentive for Non-Employee Directors to expend maximum effort for the growth and success of the Company.

DESCRIPTION OF THE AMENDED PLAN

    Under the terms of the Amended Plan, up to 150,000 shares of Common Stock are reserved for issuance upon the exercise of options ("Options") granted thereunder. The exercise price for each share of Common Stock subject to Option under the Amended Plan will be 100% of the fair market value of the Common Stock on the date the Option is granted.

    Payment for shares purchased under the Amended Plan must be made in cash at the time the option holder delivers his written notice of exercise to the Company. The Amended Plan provides that Options granted thereunder will expire ten years from the date of Option grant, subject to earlier termination.

    Options granted under the Amended Plan first become exercisable with respect to one third of the shares subject thereto one year after the date of grant of such Option. Thereafter, an additional one third of the shares covered by the Option will become exercisable on each anniversary of the date of the Option grant until all shares covered by the Option are exercisable. In addition, an option holder may exercise an Option for 100% of the shares that were not otherwise exercisable immediately prior to the consummation of the dissolution or liquidation of the Company or the occurrence of a merger or consolidation in which the Company is not the surviving corporation.

    In the event an option holder ceases to be a member of the Board of Directors of the Company for any reason other than death or disability, any then unexercised options granted to such option holder under the Amended Plan will, to the extent then not exercisable, immediately terminate and become void, and any Options which are then exercisable but have not been exercised at the time the option holder so ceases to be a member of the Board of Directors may be exercised, to the extent they are then exercisable, by the option holder within a period of ten days following the time the option holder so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the Option. If an option holder ceases to be a member of the Board of Directors by reason of disability or death, any Option granted to such option holder shall be immediately and automatically accelerated and become fully vested, and any unexercised Option shall be exercisable by the option holder (or by the option holder's personal representative, heir or legatee in the event of death) during a period ending 180 days after the date the option holder ceases to be a member of the Board of Directors, but in no event later than the expiration date of the Option. Any Option granted pursuant to the Amended Plan will not be assignable or transferable, other than by will or the laws of descent and distribution, and will be exercisable during the option holder's lifetime only by the option holder.

    The number of shares of Common Stock covered by each outstanding Option and the price per share thereof will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any increase or decrease in the number of shares effected without receipt of consideration by the Company. In addition, if the Company is the surviving corporation in any merger or consolidation, each outstanding Option will pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled with a corresponding proportionate adjustment of the Option price per share, so that the aggregate Option price thereafter will be the same as the aggregate Option price of shares remaining subject to the Option immediately prior to such merger or consolidation.

    The Board of Directors may at any time and from time to time amend, suspend or terminate the Amended Plan as to any shares of Common Stock as to which Options have not been granted. However, no amendment by the Board of Directors shall, without approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a duly constituted stockholders' meeting, (a) materially change the requirements as to eligibility to receive Options, (b) increase the maximum number of shares of Common Stock in the aggregate that may be sold pursuant to Options granted under the Amended Plan, (c) change the Option price per share, (d) increase the maximum period during which Options may be exercised, (e) extend the term of the Amended Plan, or (f) materially increase the benefits accruing to eligible individuals under the Amended Plan.

    Unless previously terminated, the Amended Plan will terminate in May 2000. No termination, suspension or amendment of the Amended Plan may, without the consent of the option holder to whom an Option has been granted, adversely affect the rights of the option holder.

FEDERAL INCOME TAX CONSEQUENCES

    Because the Options are not intended to be incentive stock options, as defined in Section 422A(b) of the Internal Revenue Code of 1986, as amended, no gain or loss will be recognized by an option holder at the time an Option is granted. Upon the exercise of an Option, however, the option holder will recognize ordinary income in an amount equal to the difference between the Option exercise price and the fair market value of the Common Stock on the date of exercise, or, if the option holder is subject to certain restrictions imposed by federal securities laws, upon the lapse of those restrictions, unless the option holder makes a special tax election, within 30 days after exercise, to have the general rule apply. If the Company complies with applicable withholding requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the option holder recognized ordinary income. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of an Option, the option holder will have taxable gain or loss measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the Option is exercised). If the shares have been held for more than one year, such gain or loss would constitute long-term capital gain or loss. Long-term capital gains generally are now subject to federal income tax at the same rates as ordinary income.

STOCKHOLDER APPROVAL

    Approval of the Amended Plan will require a vote of the majority of the shareholders, present in person or represented by proxy, and voting at the Annual Meeting of Stockholders. The Board of Directors recommends a vote FOR the approval of the Amended Plan.

                                 PROPOSAL NO. 3
                    RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to serve as auditors for the year ending December 31, 1996. Arthur Andersen LLP has served as the Company's auditors for the past three years.

    It is expected that a representative of Arthur Andersen LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions from stockholders.

    The Board of Directors unanimously recommends a vote FOR the appointment of Arthur Andersen LLP as auditors for the year ending December 31, 1996.

                                 OTHER MATTERS

    The Board of Directors does not intend to bring any matters before the Annual Meeting, other than those specifically set forth in the Notice of Meeting, and is not aware of any matter to be brought before the Annual Meeting by others. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with the judgment of the Board of Directors.

                             STOCKHOLDER PROPOSALS

    The  Company  currently  intends  to   hold  its  1997  Annual  Meeting   of
Stockholders in May 1997. The date by which stockholder proposals must be received by the Company for inclusion in the Proxy Statement and form of proxy for its 1997 Annual Meeting of Stockholders is December 1, 1996. Such stockholder proposals should be submitted to Brite Voice Systems, Inc., 7309 East 21st Street North, Wichita, Kansas 67206, Attention: Secretary.

                                                 [SIGNATURE]

                                          Glenn A. Etherington
                                          SECRETARY

April 12, 1996

Note: Appendix to form of proxy statement filed with the Securities and Exchange Commission and not a part of, or appendix to, such proxy statement.

                           BRITE VOICE SYSTEMS, INC.
                AMENDED AND RESTATED 1990 NON-EMPLOYEE DIRECTOR
                               STOCK OPTION PLAN

    WHEREAS, the Board of Directors of Brite Voice Systems, Inc. (the "Company") adopted and approved the 1990 Non-Employee Director Stock Option Plan (the "Original Plan") on February 6, 1990; and

    WHEREAS, the Original Plan became effective on May 8, 1990 upon approval by the stockholders of the Company; and

    WHEREAS, it is in the best interests of the Company to amend certain terms of the Original Plan.

    NOW, THEREFORE, the Company hereby amends the Original Plan and sets forth herein the terms of its Amended and Restated 1990 Non-Employee Director Stock Option Plan (the "Plan" or the "Amended and Restated Plan"), as follows:

1. PURPOSE. The Plan is intended to promote the interests of the Company by enhancing its ability to attract the services of qualified persons who are neither officers nor other salaried employees of the Company or any subsidiary (a "Non-Employee Director") to serve as members of the Board of Directors, to provide such persons an opportunity to acquire or increase their proprietary interests in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company, and will encourage such Non-Employee Directors to remain in the service of the Company.

2. RIGHTS TO BE GRANTED. Under the Plan, Options may be granted to Optionees to purchase, within a specified period of time, a specified number of shares of common stock, no par value, of the Company ("Stock"). The Option Price shall be determined in each instance in accordance with the terms of the Plan.

3. AVAILABLE SHARES. The total number of shares of Stock for which Options may be granted under the Plan shall not exceed, in the aggregate, 150,000 shares, which number of shares is subject to adjustment as hereinafter provided in Section 14 below. Shares subject to the Plan are authorized but unissued shares or shares previously issued and subsequently reacquired by the Company. If any Option expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4. GRANT OF OPTIONS. On the date of approval of the Amended and Restated Plan by the stockholders, each Non-Employee Director shall be granted an Option to purchase 4,500 shares of Stock at the price and upon the other terms and conditions specified herein. Thereafter, subject to the availability of shares issued under Section 3 hereof, an Option to purchase 4,500 shares of Stock, at the price and upon the other terms and conditions specified herein, shall be granted to each Non-Employee Director of the Company upon initial election or appointment as a Director of the Company, and upon each re-election of such Non-Employee Director as a Director of the Company.

5. OPTION PRICE. The purchase price of each share of Stock subject to an Option (the "Option Price") shall be one hundred percent of the fair market value of a share of Stock on the date the Option is granted. The fair market value of a share of Stock on any day shall be the last reported sales price of such share on the last day preceding the date of Option grant as listed on the NASDAQ National Market, or if there were no such trades on such day, the last reported sales price of such share on the NASDAQ National Market on the last preceding day on which it was traded.

6.  EFFECTIVE DATE AND TERM OF THE PLAN.

    a. EFFECTIVE DATE. The Original Plan became effective upon its approval by the stockholders of the Company duly obtained on May 8, 1990. The amendments to the Original Plan, as set forth herein, shall become effective upon approval by the stockholders of the Company at a duly convened meeting of stockholders; provided, however, that adoption and approval of the Amended and Restated Plan shall not affect in any manner the validity of the grant or exercise of any Option heretofore granted under the Original Plan.

    b.  TERM.  This Plan shall terminate on May 8, 2000.

7. OPTION AGREEMENTS. All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), in such form as shall be approved by the Board of Directors, which shall be duly executed by the Company and by the Optionee. The Option Agreements shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

8.  TERM AND EXERCISE OF OPTIONS.

    a. TERM. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted.

    b. VESTING. Options granted under the Plan shall vest in the Optionee and thus become exercisable in accordance with the following schedule:

               CUMULATIVE NUMBER OF
                 SHARES FOR WHICH
               OPTION IS EXERCISABLE                                   DATE OF VESTING
- ---------------------------------------------------  ---------------------------------------------------
One-third of total shares subject to the Option      1 year after the date of grant of the Option
Two-thirds of total shares subject to the Option     2 years after the date of grant of the Option
100% of total shares subject to the Option           3 years after the date of grant of the Option

           The number of shares as to which the Option may be exercised shall be cumulative, so that once the Option shall become exercisable as to any shares, it shall continue to be exercisable as to said shares until expiration or termination of the Option.

    c. METHOD OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day at its principal office, addressed to the attention of the Secretary of the Company, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made in cash. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price for the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him, and, except as provided in Section 14 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

    d. LEGEND ON CERTIFICATES. Certificates representing shares issued upon exercise of an Option shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended, or any state securities laws.

9. TRANSFERABILITY OF OPTIONS. During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

10. TERMINATION OF OPTION RIGHTS.

    a. If an Optionee ceases to be a member of the Board of Directors of the Company for any reason other than death or disability, any unexercised Option granted to such Optionee shall, to the extent not then exercisable, immediately terminate and become void, and any Option which is then exercisable but has not been exercised at the time the Optionee so ceases to be a member of the Board of Directors may be exercised, to the extent it is then exercisable, by the Optionee within a period of ten days following such time the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the Option.

    b. If an Optionee ceases to be a member of the Board of Directors of the Company by reason of disability or death, any Option granted to such Optionee shall be immediately and automatically accelerated and become fully vested, and any unexercised Option shall be exercisable by the Optionee (or by the Optionee's personal representative, heir or legatee in the event of death) during the period ending 180 days after the date the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the Option.

11. USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

12. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Plan is intended to comply with Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934. Any provision of the Plan inconsistent with Rule 16b-3 will be inoperative but will not affect the validity of the Plan.

13. AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board of Directors shall, without approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a duly constituted stockholders' meeting, (a) materially change the requirements as to eligibility to receive Options; (b) increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan; (c) change the Option Price set forth in Section 5 hereof; (d) increase the maximum period during which Options may be exercised; (e) extend the term of the Plan; or (f) materially increase the benefits accruing to eligible individuals under the Plan. Except as permitted under
    Section 14 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

14. EFFECT OF CHANGES IN CAPITALIZATION.

    a. Subject to any required action by the Company's stockholders, the number of shares of Stock covered by each outstanding Option, the price per share thereof and the number of options and shares available under the Plan shall be proportionally adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a Stock dividend (but only on the Stock), or any increase or decrease in the number of such shares effected without receipt of consideration by the Company.

    b. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding Option to terminate; provided, however, that the Optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his Option, in whole or in part, without regard to the vesting provisions of paragraph 8.b hereof.

    c. No fractional shares of Stock shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated, in each case by rounding downward to the nearest whole share.

    d. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganization or changes of its capital or business structure, or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

15. REPRESENTATIONS OF OPTIONEE. The Company may require the Optionee to deliver written warranties and representations upon exercise of the Option that are necessary to show compliance with federal and state securities laws, including to the effect that a purchase of shares under the Option is made for investment purposes and not with a view to their distribution (as such term is used in the Securities Act of 1933, as amended).

16. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board of Directors to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board, in its discretion, determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

                                    *  *  *

    This Amended and Restated Plan was duly adopted and approved by the Board of Directors of the Company at a meeting held on January 18, 1996.

                                                       [SIGNATURE]

                                                   Glenn A. Etherington
                                                        SECRETARY

    This Amended and Restated Plan was duly approved by the stockholders of the Company at a meeting of the stockholders held on the 14th day of May, 1996.

                                                           [B]

                                                   Glenn A. Etherington
                                                        SECRETARY

BRITE VOICE SYSTEMS, INC.                                THIS PROXY IS SOLICITED
7309 EAST 21ST STREET NORTH                                     ON BEHALF OF THE
WICHITA, KANSAS 67206                                         BOARD OF DIRECTORS

    The  undersigned hereby appoints Stanley G. Brannan and Glenn A. Etherington as Proxies, each with the power to act alone and to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Brite Voice Systems, Inc. held of record by the undersigned on March 29, 1996, at the annual meeting of stockholders to be held on May 14, 1996, or any adjournment thereof.

1.         ELECTION OF DIRECTORS:
           / / FOR all nominees listed below        / / WITHHOLD AUTHORITY to vote as indicated below
             (EXCEPT AS MARKED TO THE CONTRARY
           BELOW)

          Stanley G. Brannan, Perry E. Esping, C. MacKay Ganson, Jr., David S. Gergacz, John F. Kelsey, III, Alan C. Maltz, Scott A. Maltz

    2. PROPOSAL TO APPROVE AND ADOPT THE AMENDED AND RESTATED 1990 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3. PROPOSAL TO APPROVE AND RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP as the independent public accountants for the Company for 1996
            / /  FOR            / /  AGAINST            / /  ABSTAIN

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees and FOR Proposals 2 and 3. In their discretion,the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.

                                                  Dated: _________________, 1996
                                                  ______________________________
                                                            Signature
                                                  ______________________________
                                                    Signature if held jointly

                                                  PLEASE  MARK,  DATE,  SIGN AND
                                                  RETURN THE PROXY CARD PROMPTLY
                                                  USING THE ENCLOSED ENVELOPE.